SPECIAL MONEY MARKET FUND, INC.

Supplement Dated November 20, 2003
Prospectus Dated September 5, 2003


The Board of Directors of Special Money Market Fund, Inc.
(the Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of MoneyMart Assets, Inc. Class A, Class B, Class B/C, Class
C and Class Z shares of the Fund would be exchanged at net asset value for the respective Class A, Class B, Class C and Class Z shares of equivalent value of MoneyMart
Assets, Inc.

The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in March 2004. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in January 2004.

Under the terms of the proposal, shareholders of the Fund would become shareholders of MoneyMart Assets, Inc. No sales charges would be imposed on the proposed transfer.
The Fund anticipates obtaining an opinion of counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

Effective immediately, the Fund will no longer accept orders to purchase shares of any class, except for exchanges into the Fund from certain other JennisonDryden and Strategic Partners Mutual Funds, purchases by certain automatic investment, retirement and savings plans
(excluding IRA accounts) or investors who have executed a letter of intent prior to November 19, 2004. Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other JennisonDryden and Strategic
Partners Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

The investment objective of MoneyMart Assets, Inc. is maximum current income consistent with stability of capital and the maintenance of liquidity.







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